SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 24, 2000

FIRST ROBINSON FINANCIAL CORPORATION

Exact name of Registrant as specified in its Charter)

Delaware	0-29276	36-4145294